Exhibit 99.1

Monthly Operating Report

CASE NAME: The Bombay Company, Inc. (1)	ACCRUAL BASIS

CASE NUMBER: 07-44084-dml-11

JUDGE: D. Michael Lynn

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: OCTOBER 2007 (2)

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Elaine D. Crowley	Senior Vice President, Chief Financial Officer and Treasurer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Elaine D. Crowley	November 26, 2007
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:
/s/ Charlotte B. Stadler	Assistant Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Charlotte B. Stadler	November 26, 2007
PRINTED NAME OF PREPARER	DATE

Notes:
[1]
A consolidated monthly operating report has been submitted for the following debtor entities: The Bombay Company, Inc. (Case No. 07-44084-dml-11), The Bombay Furniture Company, Inc. (Case No. 07-44085-dml-11), BBA Holdings, LLC (Case No.07-44086-dml-11), Bombay International, Inc. Case No. (07-44087-dml-11), Bailey Street Trading Company (Case No. 07-44088-dml-11), and  BMAJ, Inc. (Case No. 07-44061-dml-11). Jointly Administered Under The Bombay Company, Inc. (Case No. 07-44084-dml-11), (collectively, the "Debtors").

[2]
The Debtors operate under a retail (52-53 week) fiscal year, which ends on the Saturday nearest January 31.  For the purposes of the monthly operating reports, the following month-end dates have been reported: i) September 2007 ended on October 6, 2007; and ii) October 2007 ended on November 3, 2007.

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-1

CASE NUMBER: 07-44084-dml-11

COMPARATIVE BALANCE SHEET

		Petition Date	October 2007	November 2007	December 2007
ASSETS		9/20/07
1.	CASH & CASH EQUIVALENTS (1)	$3,145,672	$23,792,779	$0	$0
2.	ACCOUNTS RECEIVABLE (NET)	$220,767	$218,889
3.	INVENTORY	$104,233,126	$90,873,577
4.	NOTES RECEIVABLE	$573,167	$582,539
5.	PREPAID EXPENSES	$8,411,346	$12,563,942
6.	OTHER CURRENT ASSETS	$1,514,755	$3,621,230
7.	TOTAL CURRENT ASSETS	$114,953,161	$107,860,177	$0	$0
8.	PROPERTY, PLANT & EQUIPMENT	$157,137,582	$156,962,933
9.	LESS: ACCUMULATED
	DEPRECIATION / DEPLETION	$(102,575,667)	$(103,878,344)
10.	NET PROPERTY, PLANT &
	EQUIPMENT	$54,561,915	$53,084,589	$0	$0
11.	DUE FROM INSIDERS	$(854,896)	$481,472
12.	OTHER ASSETS - NET OF AMORTIZATION (2)	$2,024,046	$1,970,145
13.	OTHER (ATTACH LIST)
14.	TOTAL ASSETS	$173,829,898	$187,189,162	$0	$0
POSTPETITION LIABILITIES
15.	ACCOUNTS PAYABLE		$3,856,282
16.	TAXES PAYABLE		$4,030,196
17.	PROFESSIONAL FEES		$4,376,054
18.	DEFERRED REVENUE		$85,513,615
19.	OTHER POST PETITION LIABILITIES		$10,616,805
20.	TOTAL POSTPETITION
	LIABILITIES		$108,392,952	$0	$0
PREPETITION LIABILITIES
21.	SECURED DEBT	$71,824,592	$0
22.	LIABILITIES SUBJECT TO COMPROMISE	$81,136,347	$69,522,623
23.	TOTAL PREPETITION LIABILITIES	$152,960,939	$69,522,623	$0	$0
24.	TOTAL LIABILITIES	$152,960,939	$177,915,575	$0	$0
EQUITY
25.	PREPETITION OWNERS' EQUITY	$20,868,959	$20,868,959
26.	POSTPETITION CUMULATIVE
	PROFIT OR (LOSS)		$(11,598,491)
27.	DIRECT CHARGES TO EQUITY
	(ATTACH EXPLANATION) (3)		$3,119
28.	TOTAL EQUITY	$20,868,959	$9,273,587	$0	$0
29.	TOTAL LIABILITIES &
	OWNERS' EQUITY	$173,829,898	$187,189,162	$0	$0

Notes:
[1]
As historically reported on the Debtors' SEC filings, cash and cash equivalents includes cash in the operating accounts, credit card receivables, store depository accounts, and foreign office accounts..  In addition, cash and cash equivalents for the month ended October 2007 includes cash collateralized letters of credit.

[2]	Balance includes capitalized software and other intangibles.

Item 6: Other Current Assets
Employee Receivables	$(3,176)	$(3,630)
Miscellaneous Receivables	1,188,193	1,572,576
DOM In transit - Non Merchandise	3,666	108
Deposits	311,825	2,037,929
Treasury Bond	37,922	37,922
Intl Claim Receivable	(23,675)	(23,675)
	$1,514,755	$3,621,230

Item 19: Other Post Petition Liabilities
Accrued Expenses/Inventory		$5,249,931
Customer Prepayments		2,972,676
Accrued Salaries		2,394,198
		$10,616,805

[3]	Represents FAS 123R stock compensation expense adjustment.

2 of 17

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-2

CASE NUMBER: 07-44084-dml-11

INCOME STATEMENT

		Sept / Oct 2007 (1)	November 2007	December 2007	QUARTER
REVENUES					TOTAL
1.	GROSS REVENUES	$57,073,374			$57,073,374
2.	LESS: RETURNS & DISCOUNTS	$(3,144,878)			$(3,144,878)
3.	NET SALES	$53,928,496	$0	$0	$53,928,496
4.	DELIVERY INCOME	$286,995			$286,995
5.	NET REVENUE	$54,215,491			$54,215,491
COST OF GOODS SOLD
6.	STORE COGS	$24,156,560			$24,156,560
7.	SHRINK	$269,617			$269,617
8.	DC EXPENSE	$1,419,649			$1,419,649
9.	DC FRIEGHT TO STORES	$1,983,519			$1,983,519
10.	HOME OFFICE ADJUSTMENTS	$(881,944)			$(881,944)
11.	TOTAL COST OF GOODS SOLD	$26,947,401	$0	$0	$26,947,401
12.	GROSS PROFIT	$27,268,090	$0	$0	$27,268,090
OPERATING EXPENSES
13.	BUYING AND OCCUPANCY COSTS	$5,747,626			$5,747,626
14.	PAYROLL	$5,168,912			$5,168,912
15.	HOME OFFICE OCCUPANCY	$553,070			$553,070
16.	CREDIT AND COLLECTIONS	$262,766			$262,766
17.	GENERAL	$97,332			$97,332
18.	INSURANCE AND TAXES	$1,300,727			$1,300,727
19.	PROFESSIONAL SERVICES	$(66,346)			$(66,346)
20.	JV EXPENSE, NET	$16,153,096			$16,153,096
21.	OTHER (Training, travel, public company exp.)	$80,951			$80,951
22.	TOTAL OPERATING EXPENSES	$29,298,134	$0	$0	$29,298,134
23.	INCOME BEFORE NON-OPERATING
24.	INCOME & EXPENSE	$(2,030,044)	$0	$0	$(2,030,044)
OTHER INCOME & EXPENSES
25.	NON-OPERATING INCOME (ATT. LIST)				$0
26.	NON-OPERATING EXPENSE (ATT. LIST)	$4,270			$4,270
27.	INTEREST EXPENSE	$543,587			$543,587
28.	DEPRECIATION / DEPLETION				$0
29.	AMORTIZATION				$0
30.	ROYALTY FEE	$910,617			$910,617
31.	NET OTHER INCOME & EXPENSES	$1,458,474	$0	$0	$1,458,474
REORGANIZATION EXPENSES
32.	PROFESSIONAL FEES	$4,376,057			$4,376,057
33.	U.S. TRUSTEE FEES	$1,500			$1,500
34.	OTHER (2)	$3,732,844			$3,732,844
35.	TOTAL REORGANIZATION EXPENSES	$8,110,401	$0	$0	$8,110,401
36.	INCOME TAX	$(428)			$(428)
37.	NET PROFIT (LOSS)	$(11,598,491)	$0	$0	$(11,598,491)

Notes:
[1]	Period represents September 20, 2007 through November 3, 2007.
[2]	Represents written-off of capitalized origination fees (from pre-petition debt), debtor-in-possession financing costs, and related debtor-in-possession financing fees.

3 of 17

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-3

CASE NUMBER: 07-44084-dml-11

CASH RECEIPTS AND		September 2007 (1)	October 2007 (1)	November 2007	December 2007	QUARTER
DISBURSEMENTS						TOTAL
1.	CASH - BEGINNING OF MONTH	$881,175	$0	$0		$881,175
RECEIPTS FROM OPERATIONS
2	TOTAL OPERATING RECEIPTS	$9,544,926	$35,821,540			$45,366,466
	NON - OPERATING RECEIPTS
3	LOANS & ADVANCES (REPAYMENT)	$5,998,804				$5,998,804
4	SALE OF ASSETS		$14,054,899			$14,054,899
5	REIMBURSEMENT (TO)/FROM LIQUIDATORS		$(22,622,814)			$(22,622,814)
6	OTHER (ATTACH LIST)					$0
7	TOTAL NON-OPERATING RECEIPTS	$5,998,804	$(8,567,915)	$0		$(2,569,111)
8	TOTAL RECEIPTS	$15,543,730	$27,253,625	$0		$42,797,355
9	TOTAL CASH AVAILABLE	$16,424,905	$27,253,625	$0		$43,678,530
OPERATING DISBURSEMENTS
10	PAYROLL, PAYROLL TAXES, BENEFITS	$2,742,333	$6,145,897			$8,888,230
11	SALES, USE & OTHER TAXES PAID	$521,315	$200,710			$722,025
12	MERCHANDISE	$1,993,517	$4,322,058			$6,315,575
13	GENERAL AP	$379,832	$1,466,845			$1,846,677
14	RENT & OCCUPANCY	$6,216,359	$6,699,674			$12,916,033
15	FREIGHT	$389,714	$1,288,725			$1,678,439
16	CRITICAL VENDOR PAYMENTS	$2,422,588	$183,843			$2,606,431
17	OTHER (ATTACH LIST)	$1,394,563	$1,973,934			$3,368,497
18	TOTAL OPERATING DISBURSEMENTS	$16,060,221	$22,281,686	$0		$38,341,907
REORGANIZATION EXPENSES
19	PROFESSIONAL FEES		$8,794			$8,794
20	U.S. TRUSTEE FEES					$0
21	OTHER (ATTACH LIST)	$364,684	$1,195,000			$1,559,684
22	TOTAL REORGANIZATION EXPENSES	$364,684	$1,203,794	$0		$1,568,478
23	TOTAL DISBURSEMENTS (3)	$16,424,905	$23,485,480	$0		$39,910,385
24	NET CASH FLOW	$(881,175)	$3,768,145	$0		$2,886,970
25	CASH - END OF MONTH (2)	$0	$3,768,145	$0		$3,768,145

Note:
[1]	September and October cash receipts and disbursements are for the period from September 22, 2007 through November 2, 2007.
[2]
Through October 17, 2007, the Debtors held a debtor-in-possession ("DIP") credit facility.  All cash flow receipts were swept into the DIP facility and subsequent advances were taken against the DIP facility for disbursement requirements.

[3]
All of the Debtors' disbursements are made from The Bombay Company, Inc. (Case No. 07-44084-dml-11) and The Bombay Furniture Company, Inc. (Case No. 07-44085-dml-11).  Disbursements by Debtor have been are as follows:

Total Disbursements	September 2007 (1)	October 2007 (1)	November 2007	December 2007	Total Disbursements
The Bombay Company, Inc. (07-44084-dml-11)	$16,424,905	$23,370,480			$39,795,385
The Bombay Furniture Company, Inc. (07-44085-dml-11)		$115,000			$115,000
	$16,424,905	$23,485,480	$0	$0	$39,910,385

	September 2007	October 2007
Item 17: Other Operating Disbursements
Insurance	159,988	344,519
Leasehold Improvements	-	30,330
Interest and Bank Fees	442,191	534,824
Transfers to/(from) Bombay Canada	792,384	1,064,261
Total	$1,394,563	$1,973,934

Item 21: Other Reorganization Expenses
GB Legal Fees	364,684	-
Tiger Break Up Fee	-	1,080,000
Foreign Office Severance	-	115,000
Total	$364,684	$1,195,000

4 of 17

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-4

CASE NUMBER: 07-44084-dml-11

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	September	October
1.	0-30
2.	31-60
3.	61-90
4.	91+		$989,086	$987,208
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$989,086	$987,208	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$(768,319)	$(768,319)
7.	ACCOUNTS RECEIVABLE (NET)	$0	$220,767	$218,889	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	October 2007

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	SALES TAX (1)	$1,448,025
5.	TOTAL TAXES PAYABLE	$1,448,025	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE

STATUS OF POSTPETITION TAXES	MONTH:	October 2007

		BEGINING TAX	AMOUNT WITHHELD AND/	AMOUNT	ENDING TAX
FEDERAL		LIABILITY*	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	$0	$825,966	$825,966	$0
2.	FICA-EMPLOYEE	$0	$447,100	$447,100	$0
3.	FICA-EMPLOYER	$0	$569,586	$447,100	$122,486
4.	UNEMPLOYMENT	$0	$18,106	$13,488	$4,618
5.	INCOME	$0	$0	$0	$0
6.	OTHER PAYROLL TAXES	$0	$253,165	$223,599	$29,566
7.	TOTAL FEDERAL TAXES	$0	$2,113,924	$1,957,253	$156,671
STATE AND LOCAL
8.	WITHHOLDING	$0	$165,010	$165,010	$0
9.	SALES	$0	$3,557,469	$0	$3,557,469
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$66,290	$50,261	$16,029
12.	OTHER PAYROLL TAXES	$0	$25,330	$24,832	$498
13.	REAL PROPERTY	$0	$24,294	$0	$24,294
14	PERSONAL PROPERTY	$0	$190,826	$0	$190,826
15	FRANCHISE	$0	$55,000	$0	$55,000
16	BUSINESS LICENSE TAX	$0	$44,000	$14,590	$29,410
17	TOTAL STATE & LOCAL	$0	$4,128,219	$254,694	$3,873,526
18	TOTAL TAXES	$0	$6,242,143	$2,211,947	$4,030,196

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

Note:
[1]	For the month ended October 2007, sales taxes for September 2007 were outstanding. As of the filing date of this monthly operating report, all outstanding September sales taxes have been paid.

5 of 17

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-5

CASE NUMBER: 07-44084-dml-11

The  debtor  in  possession  must  complete  the  reconciliation  below  for  each  bank  account, including  all  general,  payroll  and  tax  accounts, as  well  as  all  savings  and  investment accounts,  money  market  accounts,  certificates  of  deposit,  government obligations, etc. Accounts  with restricted  funds should be identified  by  placing  an  asterisk next to the account  number.  Attach  additional  sheets  if  necessary.

		MONTH:			October 2007
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A.	BANK:
B.	ACCOUNT NUMBER:				TOTAL
C.	PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT	SEE MOR 5 ATTACHMENT (1)
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	NONE
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$211,200

13.	TOTAL CASH - END OF MONTH				$211,200

Note:
[1]
Due to the large number of bank accounts held by the Debtors, bank account reconciliations have not been completed through the end of October2006.  The Debtors will report October bank reconciliation data in the following monthly operating reporting period.

6 of 17

The Bombay Company, Inc.
MOR 5 Attachment - Bank Reconciliations
MONTH: September 2007 (October 6, 2007)

Operating Accounts
BANK RECONCILIATIONS	ACCOUNT # 1	ACCOUNT # 2	ACCOUNT # 3	ACCOUNT # 4	STORES	CONSOLIDATED
A. BANK:	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	Various	Various
B. ACCOUNT NUMBER:	412-1166318	412-1166300	960-0058583	960-0058598	various	Various
C. PURPOSE (TYPE):	Concentrator	Blocked	Accounts Payable	Payroll	Store Deposits	Store deposits
1. Balance per bank statement	$35,292	$8,801	$-	$-	$22,054	$74,871
2. Add: Total deposits not credited		$1,093,765	$(60,458)	$3,734	$3,751	$97,800
3. Subtract: Outstanding checks			$(1,755,337)	$(108,078)		$-
4. Other reconciling items		$(451,699)	$130,224	$7,778	$6,157	$178,455
5. Month end balance per books	$35,292	$650,866	$(1,685,572)	$(96,566)	$31,962	$351,126
6. Number of last check written				500511

Store Accounts	STORES
BANK RECONCILIATIONS	Store 161	Store 162	Store 164	Store 166	Store 167	Store 168	Store 175	Store 188
A. BANK:	FROST	UNITED CO.	NAT. CITY	FIDELITY	CITIZENS	WRENTHAM	SECURITY	JOHNSON
B. ACCOUNT NUMBER:	420000221	2036105957	389048570	168400657	6100151980	16004061	906336	1000431649
C. PURPOSE (TYPE):
1. Balance per bank statement	$7,413	$5,324	$5,588	$3,729	$3,070	$5,752	$4,866	$4,932
2. Add: Total deposits not credited	$140	$2,424	$1,187		$4,349	$3,179	$1,543	$1,590
3. Subtract: Outstanding checks
4. Other reconciling items	$1,752	$(160)	$3,113	$1,451	$(2,324)	$(134)
5. Month end balance per books	$9,305	$7,589	$9,887	$5,180	$5,096	$8,796	$6,409	$6,522
6. Number of last check written

Store Accounts
BANK RECONCILIATIONS	Store 189	Store 195	Store 198	Store 223	Store 224	Store 265	Store 289	Store 298	Store 441	Store 457
A. BANK:	REGIONS	REGIONS	NORTHWAY	CHASE	IBC	Regions	Fifth Third Bank	Chase	Chase	West Suburban Bank
B. ACCOUNT NUMBER:	6454025679	6454025679	49505	576500454165	5558337101	18570909	7690895029	780501387565	6106305992	2100037129
C. PURPOSE (TYPE):
1. Balance per bank statement	$4,648	$8,500	$4,757	$2,352	$14,360	$3,981	$762	$1,757	$5,439	$4,363
2. Add: Total deposits not credited	$1,953	$2,931	$3,308	$594	$6,495	$36	$13	$65	$946	$304
3. Subtract: Outstanding checks
4. Other reconciling items	$(94)	$(274)		$185	$(20)	$1,850	$2,886	$3,688	$2,625	$2,270
5. Month end balance per books	$6,508	$11,157	$8,065	$3,131	$20,835	$5,867	$3,662	$5,511	$9,011	$6,938
6. Number of last check written

7 of 17

The Bombay Company, Inc.
MOR 5 Attachment - Bank Reconciliations
MONTH: September 2007 (October 6, 2007)

Store Accounts
BANK RECONCILIATIONS	Store 488	Store 513	Store 519	Store 520	Store 525	Store 528	Store 696	Store 701
A. BANK:	National City	US Bank	Security Service Fedeal	Bridgehampton National	National City	Canadaigua National	CHASE	FIFTH THIRD
B. ACCOUNT NUMBER:	585187138	152302951180	4317030071	100193291	705800110	950000601	995010543265	83567335
C. PURPOSE (TYPE):
1. Balance per bank statement	$2,114	$3,433	$4,630	$4,592	$2,341	$2,863	$4,651	$1,878
2. Add: Total deposits not credited	$8	$307	$5	$(388)	$46	$41	$2,298	$548
3. Subtract: Outstanding checks
4. Other reconciling items	$1,301	$514	$2,055		$2,551	$656	$(53)	$(158)
5. Month end balance per books	$3,423	$4,254	$6,691	$4,204	$4,938	$3,560	$6,896	$2,268
6. Number of last check written

Consolidated Store Accounts
BANK RECONCILIATIONS	Store 704	Store 825	Store 861	Store 893	Store 896	DC 901	DC 903	DC 905	DC 907	DC 909
A. BANK:	FIFTH THIRD	FIFTH THIRD	CITIZENS	CITIZENS	CITIZENS	STATE NATIONAL	MANUFACTURER'S TRUST	BOA	CITIZEN'S NATIONAL	FIFTH THIRD BANK
B. ACCOUNT NUMBER:	7340323653	7020840364	6101383222	3308589437	6101636988	101932200	78070511	3256672959	243133165	7651702099
C. PURPOSE (TYPE):
1. Balance per bank statement	$3,098	$2,204	$1,638	$2,697	$4,176	$442	$2,815	$582	$4,020	$191
2. Add: Total deposits not credited	$1,175	$1,041	$1,773	$3,918	$2,304	$500
3. Subtract: Outstanding checks
4. Other reconciling items	$256	$(60)	$39	$(17)		$206	$(361)	$234	$312	$374
5. Month end balance per books	$4,528	$3,184	$3,450	$6,597	$6,480	$1,148	$2,454	$816	$4,332	$565
6. Number of last check written

	Consolidated Stores
BANK RECONCILIATIONS	ACCOUNT # 1	ACCOUNT # 2	ACCOUNT # 3	ACCOUNT # 4	ACCOUNT # 5
A. BANK:	Wells Fargo	PNC	Wachovia	Chase	Suntrust
B. ACCOUNT NUMBER:	4944050095	3095429814	2000013850397	1596058972	7020723321
C. PURPOSE (TYPE):	store deposits	store deposits	store deposits	Store deposits	Store deposts
1. Balance per bank statement	$20,841.81	$8,177.26	$18,926.30	$17,421.18	$9,504.61
2. Add: Total deposits not credited	$18,579.48	$3,296.53	$23,006.75	$43,008.33	$9,908.43
3. Subtract: Outstanding checks	$(26,073.61)	$(3,286.47)	$(29,765.12)	$(36,146.78)	$(10,892.55)
4. Other reconciling items	$54,341.96	$8,365.25	$74,167.23	$121,760.40	$25,985.04
5. Month end balance per books	$67,689.64	$16,552.57	$86,335.16	$146,043.13	$34,505.53
6. Number of last check written

8 of 17

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-6

CASE NUMBER: 07-44084-dml-11

	MONTH:	October 2007

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF  THE  TOTAL  DISBURSEMENTS  SHOWN  FOR  THE  MONTH,  LIST  THE  AMOUNT  PAID TO  INSIDERS  (AS  DEFINED  IN  SECTION  101 (31)  (A)-(F)  OF  THE  U.S.  BANKRUPTCY  CODE) AND  TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS  TO  INSIDERS, IDENTIFY  THE  TYPE  OF COMPENSATION  PAID  (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,  HOUSING  ALLOWANCE, TRAVEL,  CAR ALLOWANCE,  ETC.).  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

INSIDERS (1)
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	Elaine D. Crowley	Salary	$40,795	$40,795
2.	Don Roach	Salary	$36,115	$36,115
3.	Dave Stewart	Salary	$81,835	$81,835
4.	Steve Woodward	Salary	$18,339	$18,339
5.	Mike Veitenheimer	Salary	$36,142	$36,142
6	Linda Stephenson	Salary	$26,890	$26,890
7	Don Roach	Expense Reimbursement	$828	$828
8	Linda Stephenson	Expense Reimbursement	$306	$306
9.	TOTAL PAYMENTS
	TO INSIDERS		$241,250	$241,250

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	Asset Disposition Advisors (2)	N/A	$0	$0	$0	$1,087,185
2.	Haynes and Boone	N/A	$0	$0	$0	$664,800
3.	FTI Consulting, Inc. (2)	N/A	$0	$0	$0	$1,894,432
4.	Mesirow Financial	N/A	$0	$0	$0	$127,381
5.	Cooley Godward Kronish	N/A	$0	$0	$0	$517,403
6	Forshey and Prostok	N/A	$0	$0	$0	$111,622
7	Financial Dynamics	N/A	$0	$0	$0	$83,411
8	TOTAL PAYMENTS
	TO PROFESSIONALS		$0	$0	$0	$4,486,234

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	General Electric Capital Corporation - Credit / DIP Facility	$-	$65,902,483	$-
2.	GB Merchant Partners - Term Loan / Fees	-	11,098,359	-
3.	General Electric Capital Corporation - Indemnity	-	500,000	-
4.	GB Merchant Partners - Indemnity	-	500,000	-
5.	GE - LC's Cash Collateralized	-	7,448,909	-
6.	GE - DIP Fees	-	817,241	-
7.	Utility Deposits (See MOR 6 Attachment)	-	730,453	-
8	TOTAL	$-	$86,997,445	-

Note:
[1]	Period represents September 20, 2007 through November 3, 2007.
[2]	Professional fees include accrued success fees for FTI Consulting, Inc. and Asset Disposition Advisors of $1 million and $500,000, respectively.

9 of 17

The Bombay Company, Inc.
MOR 6 Attachment - Adequate Assurance - Utility Deposits
09/19/07 thru 11/03/07

AMOUNTS PAID
VENDOR / UTILITY PROVIDER	DURING MONTH
FORT WORTH WATER DEPARTMENT	$1,817
COMMONWEALTH EDISON	26,770
CITY OF HOUSTON,WATER DEPARTME	151
VILLAGE OF SCHAUMBURG(WATER)	27
CITY OF BROOKFIELD-UTILITIES	28
BGE	6,687
NATIONAL GRID	1,580
KU	399
MEMPHIS LIGHT GAS AND WATER	4,695
LGE	1,355
MOBILE AREA WATER AND SEWER SY	21
DUKE ENERGY	4,355
LAKE COUNTY DEPT OF PUBLIC WOR	32
DUKE ENERGY	2,308
ALABAMA POWER COMPANY	9,600
PECO ENERGY	8,500
GULFPOWER	977
PEPCO	1,390
WASTE MANAGEMENT OF ALABAMA-SO	229
THE ILLUMINATING COMPANY	5,556
CHESTERFIELD COUNTY (445)	100
DAYTON POWER AND LIGHT COMPANY	881
PSE&G CO	25,191
NASHVILLE ELECTRIC	968
FOX METRO	3
GEORGIA POWER COMPANY	12,418
CITY OF AURORA (589)	14
GROOT INDUSTRIES	1,062
PALMETTO ELECTRIC	609
WASHINGTON GAS	698
PEOPLES ENERGY	41
OPPD	673
WASTE MANAGEMENT OF MICHIGAN	1,076
NEW JERSEY AMERICAN WATER	10
PUGET SOUND ENERGY	2,039
METROPOLITAN UTILITIES	99
OFALLON ILLINOIS WATER DEPARTM	47
WASHINGTON SUBURBAN SANITARY	31
SCE&G	1,028
LUS	45
YOUNGSTOWN WATER	16
CALIFORNIA/AMERICAN WATER (543	42
CASEYVILLE TOWNSHIP SEWER	72
GRAND RAPIDS	22
LA DEPARTMENT OF WATER AND POW	2,038
SAN DIEGO GAS & ELECTRIC	5,435
NJ NATURAL GAS	40
MIDDLESEX WATER COMPANY	14
UGI UTILITIES, INC.	5,876
CON EDISON	6,348
INDIANAPOLIS WATER	21
CITY OF BOYNTON BEACH(835)	24
ORLANDO UTILITIES COMMISSION	973
TOWNSHIPOFFREEHOLD	42

10 of 17

The Bombay Company, Inc.
MOR 6 Attachment - Adequate Assurance - Utility Deposits
09/19/07 thru 11/03/07

AMOUNTS PAID
VENDOR / UTILITY PROVIDER	DURING MONTH
OHIO EDISON	4,180
SMUD	3,149
LACLEDE GAS COMPANY	70
CALIFORNIA WATER SERVICES (840	91
BRAINTREE ELECTRIC LIGHT DEPAR	1,076
HRSD	5
PUD	463
CORAL SPRINGS IMPROVEMENT DIST	118
ARTESIAN WATER COMPANY INC	18
LIVERPOOL CARTING CO INC	1,718
CONSUMERS ENERGY	917
VILLAGE OF BLOOMINGDALE (WATER	27
CITY OF LYNNWOOD	111
ROGERS, FRANK	1,842
SARASOTA COUNTY	275
THE CITY OF DAYTONA BEACH	131
UNITED ILLUMINATING	3,620
CITY OF FORT WORTH	18
TAMPA ELECTRIC	6,700
BAY STATE GAS (168)	2,375
NEVADA POWER	1,636
WASTE MANAGEMENT OF WI MADISON	397
IEM	15,927
VILLAGE OF ORLAND PARK (WATER)	239
CITY OF HURST	676
GAINESVILLE REGIONAL	1,348
LAKECOUNTYDEPTOFUTILITIES	22
PP&L ELECTRIC UTILITIES	2,794
ENTERGY (486)	1,109
COLUMBIA GAS OF PA (433)	9
HENRY COUNTY WATER & SEWERAGE	526
COBB EMC	2,814
COLUMBUS WATER WORKS	22
WASTEMANAGEMENTOFTAMPA	1,842
ITS	229
CITY OF ANAHEIM (199)	697
KANSAS CITY POWER & LIGHT CO	1,707
AMERICAN ELECTRIC POWER (864)	1,400
BLUE BONNET ELECTRIC COOPERATI	2,000
MIAMI-DADE WATER (697)	128
NATIONAL GRID (168,215)	3,410
CENTURYTEL(184,161)	270
STAPLES BUSINESS ADVANTAGE	30,000
WASTE MANAGEMENT OF ACADIANA	234
EMBARQ	686
FLOOD BROTHERS DISPOSAL AND RE	295
AmerenUE (410,411,412,183)	1,511
FRONTIER TELEPHONE OF ROCHESTE	105
AmerenUE (805)	718
NICOR GAS (218)	329
PREFERRED MAINTENANCE & CARTIN	275
LIPA	1,509
WINDSTREAM	230
SAWNEE EMC	459

11 of 17

The Bombay Company, Inc.
MOR 6 Attachment - Adequate Assurance - Utility Deposits
09/19/07 thru 11/03/07

AMOUNTS PAID
VENDOR / UTILITY PROVIDER	DURING MONTH
ALLEGHENY POWER	763
PENN POWER (164)	539
OKLAHOMA NATURAL GAS COMPANY	103
AVISTA UTILITIES (677)	602
OTIS COLLINS TRASH & CONTAINER	63
CITY OF TULSA (229)	38
ACTION CARTING ENVIRONMENTAL	222
CITY OF BURLINGAME WATER BILL	62
IESI HALTOM CITY	4,092
GEORGIA NATURAL GAS-(162 206)	401
CPS ENERGY	4,330
SOUTHERN CONNECTICUT GAS	223
CITY OF ROCHESTER HILLS	31
WASTE MANAGEMENT-DADE COUNTY	439
QWEST	171
CITY OF ROSEVILLE(244)	833
VERIZON	679
VERIZON	764
VERIZON	367
VERIZON	171
VERIZON-SOUTHWEST INC.	595
VERIZON-NORTH	46
VERIZON-FLORIDA INC	297
VERIZON	320
ALL STATES EASTON SERVICES	669
WASTE MANAGEMENT SUN VALLEY	769
TRICO DISPOSAL, INC.	1,612
NSTAR ELECTRIC/GAS	2,630
XCEL ENERGY-(542,869,259)	2,675
DOMINION VIRGINIA POWER	7,149
SEVIER COUNTY ELECTRIC SYSTEM-	1,900
SEVIER COUNTY UTILITY DISTRICT	430
BOARD OF PUBLIC WORKS	2,200
OAKLEAF WASTE MANAGEMENT	39,677
IDAHO POWER	334
MATTITUCK SANITATION	333
WRIGHT-HENNEPIN COOPERATIVE EL	1,200
ACE WASTE SERVICES	713
BALDWIN CO. ELECTRIC MEMBERSHI	537
JACKSON ELECTRIC MEMBERSHIP CO	1,900
ORANGE AND ROCKLAND UTILITIES	11,334
GULFTEL COMMUNICATIONS	206
CLECO POWER LLC	764
METRO TECHNOLOGY, INC.	67
SUREWEST	136
ENTERGY(265)	1,040
JCP&L(541)	8,446
WE ENERGIES	816
MET-ED	1,650
SANTEE COOPER	460
BUCKS COUNTY WATER & SEWER AUT	58
GAS SOUTH	770
WINDSTREAM WESTERN RESERVE INC	123
CITY OF GENEVA	1,364

12 of 17

The Bombay Company, Inc.
MOR 6 Attachment - Adequate Assurance - Utility Deposits
09/19/07 thru 11/03/07

AMOUNTS PAID
VENDOR / UTILITY PROVIDER	DURING MONTH
PUBLIC SERVICE COMPANY OF OKLA	551
NEW HAMPSHIRE ELECTRIC COOPERA	900
WESTERN MASSACHUSETTS ELECTRIC	3,150
SRP	3,841
COLUMBIA GAS OF OHIO(267)	796
ENERGY UNITED	657
KEYSPAN ENERGY DELIVERY	632
PROGRESS ENERGY FLORIDA,INC	8,680
WASTE MANAGEMENT	255
WASTE MANAGEMENT	155
WE ENERGIES-GAS	35
AMEREN CILCO	1,171
WM OF CONWAY	238
PROGRESS ENERGY CAROLINAS, INC	5,072
WASTE MANAGEMENT OF NORTHERN V	400
WASTE MANAGEMENT OF HAMPTON RO	217
WASTE MANAGEMENT OF ATLANTA HA	1,665
WASTE MANAGEMENT OF JACKSON HA	91
PEORIA DISPOSAL COMPANY	223
CITY OF SCOTTSDALE	33
WASTE MANAGEMENT-NORTHWEST	145
CITY OF FREDERICKSBURG(WATER)	18
WASTE MANAGEMENT	207
REPUBLIC WASTE SERVICES OF IND	1,168
COLORADO SPRINGS UTILITIES	545
SIGECOM, LLC	449
VECTREN ENERGY DELIVERY	1,775
HENDRICKS POWER COOPERATIVE	10,330
WASTE MANAGEMENT OF ARIZONA	154
RIVER PARISH DISPOSAL, INC	199
VERIZON	1,058
CITY OF VIRGINIA BEACH-WATER D	23
WASTE MANAGEMENT OF NEW YORK L	537
MARPAN SUPPLY CO., INC.	36
E.J. HARRISON & SONS INC.	213
WINDSTREAM SUGER LAND INC	369
TDS TELECOM	79
CITY OF TALLAHASSEE-UILITY	792
CITY OF SELMA-UTILITY	344
SANTA MARGARITA WATER DISTRICT	71
MADISON GAS AND ELECTRIC	846
FALSO CARTING INC.	616
TEXAS GAS SERVICE	16
PSNC ENERGY	46
CITY OF AUSTIN	2,281
NW NATURAL	709
TOWN OF CARY(UTILITY)	21
WASTE MANAGEMENT OF ORANGE COU	339
EVANSVILLE, IN. WATERWORKS DEP	14
VIRGINIA AMERICAN WATER	32
BLUEBONNET WASTE CONTROL	221
WASTE MANAGEMENT OF PINELLAS	318
PSE&G CO(GAS+891)	911
VERIZON WIRELESS	1,188

13 of 17

The Bombay Company, Inc.
MOR 6 Attachment - Adequate Assurance - Utility Deposits
09/19/07 thru 11/03/07

AMOUNTS PAID
VENDOR / UTILITY PROVIDER	DURING MONTH
WASTE MANAGEMENT OF OHIO, INC.	292
CITY OF CORONA	2,191
FPL-CONSOLIDATED BILL	20,274
GRANDE COMMUNICATIONS	512
VECTREN ENERGY DELIVERY	872
YANKEE GAS SERVICE CO	396
WALTON EMC	2,780
CITY OF CORONA(WATER/SEWER)	186
WEST WHITELAND TOWNSHIP(SEWER)	17
J.P. MASCARO & SON	1,226
ACCESS POINT INC	21,400
EQUITY ONE, INC	33
McLEOD USA	11,534
THE RESOURCE MANAGEMENT GROUP,	201
MCI COMM SERVICE	12
MOUNT LAUREL TWP. M.U.A.	38
FRONTIER	79
PGE	1,450
VILLAGE OF LOMBARD	99
PPL ELECTRIC UTILITIES	9,420
THE CONNECTICUT WATER COMPANY	23
OLYMPIC VICTORIA SERVICES	422
CONNECTICUT NATURAL GAS CORPOR	650
COSERV (GAS)	1,050
OLYMPIC VIERA SERVICES	121
WASTE MANAGEMENT OF ALABAMA CE	315
CITY OF RANCHO CUCAMONGA (UTIL	3,481
ATMOS ENERGY	1,477
WASTE MANAGEMENT OF SACRAMENTO	115
WINDSTREAM GEORGIA INC.	198
GRANITE TELECOMMUNICATIONS	12,628
ERNEST COMMUNICATIONS, INC.	318
DTE ENERGY	3,634
VILLAGE OF NYACK WATER DEPT	6
CINCINNATI BELL	314
ALL STATES ASPEN GROVE SVCS	151
TENNESSEE AMERICAN WATER	19
ALL STATES DEER PARK SERVICES	88
CHATTANOOGA GAS	29
WASTE MANAGEMENT OF BATON ROUG	174
VERIZON NORTH	318
DOMINION PEOPLES	15
TOLEDO EDISON	1,271
WASTE MANAGEMENT	326
ARKADIN INC.	8,000
VERIZON CALIFORNIA	369
EPB	2,200
AMERENCIPS	1,605
AMERICAN WATER & ENERGY SERVIC	46
CITY OF ROYAL OAK WATER DEPART	70
CITY OF LIVONIA	12
NATIONWIDE ENERGY PARTNERS	37
LEE COUNTY UTILITIES	66
ALL STATES TOWN CENTER SVCS.	148

14 of 17

The Bombay Company, Inc.
MOR 6 Attachment - Adequate Assurance - Utility Deposits
09/19/07 thru 11/03/07

AMOUNTS PAID
VENDOR / UTILITY PROVIDER	DURING MONTH
AQUAPA	83
ELIZABETHTOWN GAS	126
AIRBAND COMMUNICATIONS INC	1,078
ALLIED WASTE SERVICES #463	166
ALLIED WASTE SERVICES #973	474
ALLIED WASTE SERVICES #R29	320
ALLIED WASTE SERVICES #924	339
ALLIED WASTE SERVICES #D20	79
ALLIED WASTE NASSC #D20	2,252
ALLIED WASTE SERVICES #100	324
MISSOURI GAS ENERGY	35
QWEST	3,000
INTERSTATE WASTE SERVICES	375
DELMARVA POWER	3,125
VILLAGE OF WILMETTE (WATER) 71	43
GUARDIAN/STREETS OF TANASBOURN	9
UCN	36,562
JEA	1,579
FDN COMMUNICATIONS	111
CITY OF COLUMBIA	26
PIEDMONT NATURAL GAS	48
OLYMPIC CHARLESTON SERVICES, I	137
WASTE MANAGEMENT OF JACKSONVIL	872
OLYMPIC SIMI VALLEY SERVICES	421
SOUTHWESTERN ELECTRIC POWER	840
WASTE MANAGEMENT-SAVAGE	123
ALLIED WASTE SERVICES #925	305
LEDERMAN	872
PALMETTO UTILITIES,INC.	52
DOWAS	42
NORTHEAST WASTE CONTROL	178
OLYMPIC CARRIAGE CROSSING SVCS	85
VEOLIA ES SOLID WASTE MIDWEST,	1,022
WINDSTREAM KENTUCKY EAST INC	127
TELENET VOIP, INC	13
ENTERGY	529
NATIONAL GRID	71
NATIONAL WASTE ASSOCIATES	1,386
EVESHAM TOWNSHIP MUA	25
XO COMMUNICATIONS	291
SEACOAST UTILITY AUTHORITY	155
BRASK ENTERPRISES, INC. NV	58
ALL AMERICAN WASTE, LLC	48
RELIANT ENERGY SOLUTIONS	140,000
VERIZON	65
COMDATA	10,000
$730,453

15 of 17

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-7

CASE NUMBER: 07-44084-dml-11

	MONTH:	October 2007

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X [1]
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	X [2]
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X [3]
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X [4]
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?	X [5]
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X [6]
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

[1]
During the reporting period, BBA Holdings, LLC (Case No. 07-44086-dml-11) sold certain intellectual property to Benix & Co. Inc and this sale was authorized by the United States Bankruptcy Court of the Northern District of Texas, Fort Worth Division (the "Bankruptcy Court").  The Debtors also executed an agency agreement (the "Agency Agreement") with a joint venture comprised of Hilco Merchant Resources, LLC and Gordon Brothers Retail Partners, LLC (the "JV").  Through the Agency Agreement, authorized by the Bankruptcy Court, the JV will be authorized sell the Debtors' inventory for a consideration of 109.5% of inventory cost provided to the Debtors. Such proceeds were used by the Debtors to pay down pre-petition secured obligations and outstanding liabilities under the debtor-in-possession credit facility.

[2]	As of the end of the reporting period, intercompany receivables exist with The Bombay Furniture Company of Canada, Inc.
[3]
As authorized by certain first day orders entered by the Bankruptcy Court, the Debtors have made certain permitted payments on pre-petition claims. Such payments have been reported to the Bankruptcy Court through the first and second notice of payment of claims of certain foreign vendors and shippers, dated filed October 22, 2007 and November 22, 2007, respectively.

[4]
During the reporting period, the Debtors received debtor-in-possession financing as authorized by the Bankruptcy Court.  As of the end of the reporting period, all debtor-in-possession financing had been repaid.

[5]	As of the end of the reporting period, sales taxes for September 2007 was past due. As of the filing date of this monthly operating report, September 2007 sales taxes have been paid.
[6]	As authorized by the Bankruptcy Court, the Debtors paid certain 2007 pre-petition personal and real property taxes.

16 of 17

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-7

CASE NUMBER: 07-44084-dml-11

	MONTH:	October 2007

QUESTIONNAIRE

INSURANCE
		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF  THE  ANSWER TO  ANY  OF THE  ABOVE QUESTIONS  IS "NO,"  OR  IF  ANY  POLICIES  HAVE BEEN CANCELLED  OR  NOT  RENEWED  DURING  THIS  REPORTING  PERIOD,  PROVIDE  AN  EXPLANATION BELOW.   ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
General Liability¹	Federal (Chubb)/ Liberty Mutual	Feb 1,2007 through January 31, 2008	$ 24,093
Auto Liability & Physical Damage¹	Federal (Chubb)/ Liberty Mutual	Feb 1,2007 through January 31, 2008	$ 5,275
Workers Compensation¹	Federal (Chubb)/ Liberty Mutual	Feb 1,2007 through January 31, 2008	$ 29,270
Liability Umbrella	Firemen's Fund	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Foreign Liability	Great Northern (Chubb)	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Property, Boiler & Machinery	Lexington	Feb 1,2007 through January 31, 2008	Annual premium paid to date
XS Earthquake (2)	Essex/ACE	Feb 1,2007 through January 31, 2008	$ 12,839.06
Directors & Officers Liability	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Fiduciary Liability	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Employee Dishonesty	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Travel & Accident	Federal (Chubb)	July 1,2007 through June 30, 2008	Annual premium paid to date
Other Crime (K&R)	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Internet Liability	Axis Specialty Insurance Company	June 1,2007 through May 31, 2008	Annual premium paid to date
Ocean Marine¹	Indem Ins Co of N.A.	Feb 1,2007 through January 31, 2008	$ 15,411

[1]	Payment on October 29, 2007 was a final installment through the duration of the period covered.
[2]	Final installment payment to be made during December 2007.

 17 of 17